Welcome to the 2010 Annual Shareholders' Meeting

Union National
FINANCIAL CORPORATION

May 28, 2010

Union National FINANCIAL CORPORATION

Board of Directors

- Donald Cargas Jr.
- Kevin Dolan
- Mark Gainer
- James Godfrey
- Barry Huber, CPA
- Thomas McGrath, DVM
- William Nies
- Darwin Nissley
- Lloyd Pickell

Executive Team

Mark Gainer, President & CEO

Mike Peduzzi, EVP & CFO

Steve Staman, EVP

Steve Garber, SVP

Kevin Hersh, SVP

Mike Mohn, SVP

Brad Willow, SVP

Safe Harbor Notice Regarding Forward-Looking Statements

This shareholder meeting presentation contains certain forward-looking statements about Union National that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking can be identified by the use of forward-looking words such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” “anticipate” or similar terminology. Forward-looking statements are not historical facts, but rather include, but are not limited to, financial projections and estimates and underlying assumptions, discussions of strategy and statements regarding plans, objectives, goals and expectations, consequences of announced transactions, and statements about future performance, operations, products and services of Union National and its subsidiaries.

Safe Harbor Notice Regarding Forward-Looking Statements

Union National Financial Corporation cautions that many future events or factors could cause results or performance to materially differ from those expressed in forward-looking statements including, but not limited to, changes in current or future market conditions, the effects of competition, changes in laws and regulations, industry consolidation, development of competing financial products and services, interest rate movements, information technology changes and difficulties, challenges in establishing and maintaining operations in new markets, volatilities and deterioration in the securities markets, and distressed economic conditions and the inability of borrowers to repay loans.

Union National FINANCIAL CORPORATION

Safe Harbor Notice Regarding Forward-Looking Statements

Additional factors and considerations can be found in Union National Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2009 which has been filed with the Securities and Exchange Commission, and in Forms 8-K and Quarterly Reports on Forms 10-Q that have been previously filed in 2009 and 2010 with the Securities and Exchange Commission. Forward-looking statements provide information only as of May 28, 2010, and Union National Financial Corporation does not undertake, and specifically disclaims any obligation, to revise or update such statements to reflect changes that occur after the date the forward-looking statements were made.

2010 Annual Shareholders' Meeting

Union National
FINANCIAL CORPORATION

May 28, 2010

Union National FINANCIAL CORPORATION

Proposal 1

Election of Class B Directors

Donald Cargas, Jr.

Barry C. Huber

Lloyd C. Pickell

May 28, 2010

Union National FINANCIAL CORPORATION

Proposal 2

Ratification of the Appointment of Auditors

ParenteBeard, LLC.

May 28, 2010

2010 Annual Shareholders' Meeting

Union National
FINANCIAL CORPORATION

May 28, 2010

MANAGEMENT PRESENTATION

May 28, 2010

Union National FINANCIAL CORPORATION

Michael D. Peduzzi

EVP,

Chief Financial Officer

May 28, 2010

Passionate people strengthen the community.

UnionNational
FINANCIAL CORPORATION



ANNUAL REPORT 2009

May 28, 2010



Union National Advisors Financial Consultant Alicia Showalter (*right*) has been mentoring Brittney since she was in first grade.

Changing a life with 30 minutes a week

One such dedicated person is Alicia Showalter, a Compliance Officer and Financial Consultant with Union National Advisors since 2000. Alicia was born and raised in Lancaster County, and her family has always done business with Union National, appreciating the friendly service and community feel of the bank. From there it was an easy step to go to work for Union National.

And while we are proud of the work Alicia does at her day job, what she does in her spare time is even more impressive. In 2005, Alicia answered a call to service from Union National and became a mentor to Brittney, a first grade student at Donegal Springs Elementary. The goal of the Donegal Mentor Program is to provide students with a friend they can trust. Someone who will guide them in making good choices, help them stay in school and graduate, and support their academic and future career endeavors. Over the past 4 years, Alicia has met with Brittney one morning a week. They spend about a half hour together – playing games, doing homework, talking about whatever is on Brittney's mind. In the summer months, they sometimes go to the mall or see a movie together. Small things that ultimately make a very big difference.

Brittney is in fifth grade now, and Alicia is always touched when Brittney remembers something she said or did years ago. "Creating positive memories for her and knowing that the things we talk about have an impact on her is incredibly meaningful to me," Alicia says. Through Brittney and others, Alicia's generosity with her time will have an impact on our entire community for years to come.

May 28, 2010



As members of the EACTC board, Union National Vice President, Community Office Manager, Deb Dupler (*center*) and Gail Viscome (*right*), Executive Director of EACTC are proud to support Vicki Dolan's (*left*) work through the Children's Playroom Single Teen Parent Program.

Supporting parents in challenging circumstances

Parenting is a tough job. Especially for young single mothers. But for a community to thrive now and in the future, it is essential to support these young mothers and the children they are raising. That's where the Elizabethtown Area Communities That Care (EACTC) comes in, with help from Union National employee and EACTC board member Deb Dupler, and Single Teen Parent Program Director Vicki Dolan.

For 11 years, Vicki and her staff of seven employees and six volunteers have run the Children's Playroom, a program designed to educate and support single mothers age 16 to 24. Every Wednesday night, young moms come to share a meal and learn parenting skills while their children enjoy supervised play. "It is wonderful to see the girls leave here with a sense of purpose, feeling confident and having a positive outlook on life," explains Dolan.

Children's Playroom is just one of many programs supported by EACTC, whose vision is to foster community-wide initiatives involving schools, parents, neighborhoods and businesses to encourage the youth of the community. Through the efforts of board members like Deb, Union National is proud to be a part of this mission in supporting and shaping tomorrow's community.

May 28, 2010

Serving all community members, great and small

Union National board member and client Dr. Tom McGrath extends his community commitment to the four-legged residents of Mount Joy as well as their owners. Tom describes his philosophy of community as "understanding what is going on in the lives of the people around you and personally helping with their problems." It's a philosophy he lives every day through his veterinary practice.

As the owner of Donegal Veterinary Hospital, he volunteers his time to control pet overpopulation through spay and neuter services at the Humane League of Lancaster County. For the past nine years, he has served on the board of PETS (Pet Emergency Treatment Service), an organization that ensures emergency care is available for pets 24 hours a day, 7 days a week, 365 days a year. He also served two four-year terms on the Pennsylvania State Board for Veterinary Medicine, whose job it is to monitor veterinary regulations and see that clients are treated fairly by veterinary professionals.

A few years ago, Tom found his views on community just didn't mesh with those of his bank. As a customer who went through three mergers, he became frustrated with the "big bank" attitude and had a heart-to-heart with a client who was an officer at Union National. He soon became a dedicated customer and in 2006, a member of the Board. We've found that Tom's perspective on the Mount Joy community – human and otherwise – is right in line with ours.

Local veterinarian and Union National board member Dr. Tom McGrath and his French Brittany Spaniel, Scout, cares for Mount Joy residents' four-legged companions.


WELCOME

May 28, 2010


PopUp Games

Union National courier Joe Coover and his wife Marianne share the spirit of Christmas with gifts to more than 900 needy children each year.

Giving hope to those who need it most

At the heart of community is a spirit of hope, and at no time is that hope more visible than at Christmas. For 18 years, Union National courier Joe Coover and his wife Marianne have made a mission of giving Lancaster's disadvantaged children hope when they need it the most.

What started as a Sunday school class project has grown to an annual project that now provides more than 900 children living in area shelters with clothing and toys each Christmas. The Coovers collect gifts at their home, bargain hunt for more presents with cash donations they receive, wrap hundreds of them, then distribute the gifts through the School District of Lancaster homeless student project.

Born and raised in Mount Joy – right next door to a Union National office, as a matter of fact – Marianne believes that community is all about reaching out to those who need a hand. And whether their hands are delivering a package to another Union National office or a new winter hat and gloves to a needy child, the Coovers exemplify the spirit of Christmas and community in Lancaster County.

May 28, 2010

Growing a stronger farming community

Farms and farmers are a unique part of the fabric of the Lancaster County community. Through our agricultural lending department, Union National helps sustain family farms, like Doug and Carol Witman's Maytown farm.

Doug has been on the farm since his parents bought the land in 1957. Union National even financed the original purchase. Decades later, Doug and Carol turned to Union National for a home equity loan, and since then have been devoted customers. As a Donegal High School teacher and advisor for the theater club, Carol works on growing minds as well as grain. In addition to farming, Doug serves the community through his work with the township's volunteer fire company.

The Witmans like doing business with a bank that has a real interest in local people. They like running into the president when they are doing errands around town – a president who knows them by name and knows what they do. We like running into people like the Witmans too, knowing that our work together is helping Lancaster County's community farms thrive.

Union National VP of Agricultural Finance Buck McNece, Jr. (*left*), and Doug and Carol Witman work together to sustain Lancaster County's heritage of family farms.



May 28, 2010


Cheerios
PUFFED WHEAT
RICE

With the help of Union National Community Office Manager and Assistant Manager Jesse Hostetter and Danielle Lindemuth (*right*), Diane and Bruce Gerlach (*left*) keep the Hempfield Area Food Pantry stocked.

Feeding the hungry in body and soul

Hang around Union National's Hempfield office for very long and you're bound to run into Bruce and Diane Gerlach. Between their personal accounts, Bruce's position as Financial Secretary for Zion Evangelical Lutheran Church, and Diane's responsibilities with the Hempfield Area Food Pantry, they have plenty of business to attend to.

But it isn't just banking that brings the Gerlachs in. In addition to holding the food pantry's checking account, our Hempfield office also serves as a collection point for food and cash donations. It started last September, when pantry stores and bank accounts were both running alarmingly low. Bank employees offered to start a collection table in the lobby to boost awareness of the pantry's needs. Six months later, the table is a permanent fixture, and clients and employees regularly contribute.

We're proud to be a part of the Hempfield Area Food Pantry, which meets the physical, emotional and spiritual needs of an average of 1,499 people each month through food donations and other services. And we're equally proud to do business with the Gerlachs, whose dedication to feeding the bodies and souls of the Landisville community inspires all of us.

May 28, 2010

Encouraging high scores on the court and off

High school sports are a source of community pride in small towns across America, and Elizabethtown is no exception. A winning team raises the spirits of the entire town and the confidence of the kids who play. Union National board member and Bears Basketball coach Kevin Dolan strives to build the skills and self-esteem of his team members on and off the court.

Kevin began coaching at Elizabethtown Area High School 12 years ago as a way to stay connected to the youth of the community. Three years ago, he took on the job of head coach. His coaching duties added to an already packed schedule that has included his full-time job as an attorney as well as service on the boards of the Elizabethtown Chamber of Commerce, Park Authority, and Public Library, and more.

Kevin shares his energy, commitment and winning attitude with the entire team. And while the whole community was impressed with their winning season last year, we find the team's academic average of 91.5% even more impressive. That kind of well-rounded success is a goal we all can shoot for, and another reason Union National is happy to be represented by people like Kevin Dolan.

Union National board member Kevin Dolan inspires the Elizabethtown Bears basketball team to shoot for success in class as well as on the court.



May 28, 2010

Union National
FINANCIAL CORPORATION

2009 Financial Review

May 28, 2010

Balance Sheet: Deleveraging and Strengthening Capital

(Dollars in thousands)	12/31/09	12/31/06	$ Change	% Change
Cash & Cash Equivalents	$ 43,340	$ 15,462	$ 27,878	+ 180 %
Investments	69,775	129,810	(60,035)	- 46 %
Net Loans	333,416	339,705	(6,289)	- 2 %
All Other Assets	43,113	32,620	10,493	+ 32 %
TOTAL ASSETS	$ 489,644	$ 517,597	($ 27,953)	- 5 %
Total Deposits	404,765	340,075	64,690	+ 19 %
Borrowings	50,675	134,912	(84,237)	*- 62 %*
All Other Liabilities	2,868	3,518	(650)	- 18 %
TOTAL LIABILITIES	$ 458,308	$ 489,049	($ 30,741)	- 6 %
TOTAL CAPITAL	$ 31,336	$ 28,548	$ 2,788	*+ 10 %*

May 28, 2010

Regulatory Capital

	"Well-Capitalized"	*OCC* Required*	12/31/09	3/31/10
Tier 1 Capital to Avg. Assets	5.00%	*8.00%*	8.31%	8.34%
Tier 1 to Risk-Based Assets	6.00%	*9.50%*	9.69%	10.00%
Total Risk-Based Capital	10.00%	*12.00%*	12.37%	12.72%

- As defined under the "Individual Minimum Capital Requirement" (IMCR) issued by the OCC to UNCB on 8/31/09 and effective beginning 9/30/09.

Union National FINANCIAL CORPORATION

Operating Results

	Year Ending 12/31, ($ in 000's)		
	2009	2008	2007
Net Interest Income	$12,472	$14,594	$15,364
Prime Interest Rate Range			
January 1	3.25%	7.25%	8.25%
December 31	3.25%	3.25%	7.25%
Net Interest Margin	2.73%	3.28%	3.55%

Union National has many variable rate loans, while most CDs and borrowings are at fixed rates, so rate decreases have reduced interest income faster than interest expenses.

Union National FINANCIAL CORPORATION

Operating Results

	Year Ending 12/31, (000's)		
	2009	2008	2007
Pretax Net Income/(Loss)	$ (1,517)	$ 256	$ (109)
FDIC Insurance Expense	1,128	404	137
Investment Impairments	1,841	1,290	800
Adjusted Pretax Net Income	$ 1,452	$ 1,950	$ 828

Regulatory

Update

May 28, 2010

2010 Annual Shareholders' Meeting

Union National
FINANCIAL CORPORATION

May 28, 2010

Capital

	*OCC** *Required*	9/30/09	12/31/09	3/31/10
Tier 1 Cap. to Avg. Assets	*8.00%*	8.19%	8.31%	8.34%
		8.05%	8.18%	8.21%
Tier 1 to Risk-Based Assets	*9.50%*	9.80%	9.69%	10.00%
		9.63%	9.53%	9.83%
Total Risk-Based Capital	*12.00%*	12.35%	12.37%	12.72%
		12.18%	12.20%	12.55%

- Excluding additional capital from the Preferred Stock Private Placement.

Reg E

(Electronic Funds Transfer Act)

Opt-In/Opt-Out

May 28, 2010

Jumpstart your earnings.

Union National
COMMUNITY BANK



CASH BACK CHECKING PLUS

5% CASH BACK
ON DEBIT CARD PURCHASES*

AVERAGE DAILY BALANCE:	5% BACK ON PURCHASES UP TO:
$0-$2,499	$100
$2,500-$9,999	$400
$10,000-$19,999	$1,000
$20,000-$29,999	$1,500
$30,000-$49,999	$2,000
$50,000 & over	$2,500

717-492-2222
www.uncb.com

EQUAL HOUSING LENDER
Member FDIC

*Earn cash back on debit card purchases and ATM fee refunds up to $25 per cycle when the following monthly qualifications are met: Make 12 debit card transactions, receive electronic statements, have 1 direct deposit or ACH auto debit. If you do not meet these qualifications per statement cycle, your account will still function as a free checking account. However, you will not receive cash back rewards or ATM fee refunds for that time period. There is no minimum balance required; however, there is a minimum of $50 to open the account. This product is available for personal accounts only. Patent Pending, BancVue.

May 28, 2010

Lending is alive and well at your community bank.

Union National
COMMUNITY BANK

HOME EQUITY LINE OF CREDIT

3.49%* APR

Don't believe everything you hear on TV. Big banks may be tightening their purse strings, but Union National Community Bank is ready, willing and able to help you cover home improvements or unexpected expenses with great rates on a Home Equity Line of Credit.

A local bank making local loans: one more way we're helping the people of Lancaster County make the most of their money. For details, stop by your local Union National office, or visit uncb.com.

*Variable Rate Loan based on Wall Street Journal Prime. Currently 3.49% Annual Percentage Rate (APR) for first six billing cycles from when credit line is opened. $8,000 minimum line and maximum 80% loan to value (LTV). $175 processing fee waived. Homeowner's and flood insurance (if applicable) required. Subject to credit approval. Risk based pricing schedule after promotional six month period. Minimum 4.50% APR. Maximum: 18% APR. Today's actual rate would equal 4.50% APR. Rate determined based on credit score and other factors. Offer expires 6/30/10.

717-492-2222 | FDIC | www.uncb.com

May 28, 2010

Union National FINANCIAL CORPORATION

Online Banking

Conversion

May 28, 2010



HOME | CONTACT
UnionNational
COMMUNITY BANK
Passionate people strengthen the community.
PERSONAL
BUSINESS
CUSTOMER SERVICE
LOCATIONS
ABOUT US
Search
Lending is alive and well at your community bank.
Learn More
HOME EQUITY LINE OF CREDIT
3.49%
APR
LOAN SPECIAL
Online EBanking
Consumer Accounts
Secure Login
New to eBanking? Register now
Business Accounts
Secure Login
New to eBanking? Register now
Cash Back Checking
Make the most of the situation with Cash Back Checking, with no minimum balance required and no monthly service fee.
Learn More
RealTunes
You can earn free iTunes downloads and enjoy unlimited free checking too. Plus, get ATM fee refunds!
Learn More
Home Equity Loans
Being financially responsible doesn't mean you have to ignore the value in your home.
Learn More
Quick Links
Rates
Switch Kit
ATM Locator
Financial Calculators
Fraud and ID Protection
FDIC Insurance
PCI Compliance
Sign up for eStatements
Follow Us!
Facebook
Twitter

UnionNational
COMMUNITY BANK



Passionate people strengthen the community.

Union National Financial Corporation

Union National Financial Corporation, headquartered in Lancaster, Pennsylvania, is the holding company of Union National Community Bank. The bank provides a full range of financial services for both retail and business customers in Lancaster County, Pennsylvania. In addition to traditional banking services, UNCB also offers insurance, retirement plan services and wealth management through **UnionNational**Advisors. Union National Financial Corporation's stock is traded in the over-the-counter market under the symbol UNNF.

Union National Financial Corporation	Investor Relations Contact	Transfer Agent
570 Lausch Lane Lancaster, PA 17601 (717) 653-1441	Mr. Mark D. Gainer (717) 519-8630 mgainer@uncb.com	Registrar and Transfer Company 10 Commerce Drive Cranford, NJ 07016-3572 (800) 368-5948 http://www.rtco.com info@rtco.com

View Details about UNFC from SNL Financial

Click Here to view the 2010 Notice of Annual Meeting of Shareholders and Proxy Statement and the Annual Report for the year ended December 31, 2009.

search

Online EBanking

Consumer Accounts

Secure Login — New to eBanking? Register now

Business Accounts

Secure Login — New to eBanking? Register now

Quick Links

- Rates
- Switch Kit
- ATM Locator
- Financial Calculators
- Fraud and ID Protection
- FDIC Insurance
- PCI Compliance
- Sign up for eStatements

Follow Us!

Facebook Twitter

Union National
FINANCIAL CORPORATION

Union National
COMMUNITY BANK

&

Security
National
Trust
Company

Sale/Partnership

Of Trust Department

May 28, 2010

Union National FINANCIAL CORPORATION

Thank You

Charlie Starr

for 40 years of service

to Union National!!!!

May 28, 2010

UNION NATIONAL

COMMUNITY

BANK

May 28, 2010

Focus

- Building Relationships
- Retail and Small Business Customers

Passionate people strengthen the community.

UnionNational
FINANCIAL CORPORATION



ANNUAL REPORT 2009

May 28, 2010

2010 Annual Shareholders' Meeting

Union National

FINANCIAL CORPORATION

May 28, 2010

Union National FINANCIAL CORPORATION

Election Results

May 28, 2010

Thank You!

Union National
FINANCIAL CORPORATION

May 28, 2010